Exhibit 99.1

MarkWest Hydrocarbon, Inc.	Contact:	Frank Semple, President and CEO
1515 Arapahoe Street		Nancy Buese, Senior VP and CFO
Tower 2, Suite 700		Andy Schroeder, VP Finance & Treasurer
Denver, CO 80202	Phone:	(866) 858-0482
	Fax:	(303) 290-8769
	E-mail:	investorrelations@markwest.com
	Website:	www.markwest.com

MarkWest Hydrocarbon Reports Second Quarter 2007 Financial Results
Quarterly Cash Dividend Increases 50 Percent Compared to Prior Year Quarter

DENVER—August 8, 2007—MarkWest Hydrocarbon, Inc. (AMEX: MWP) (the “Company”) today reported a net loss of $7.3 million for the three months ended June 30, 2007, or $0.61 per diluted share, compared to a net loss of $2.1 million, or $0.18 per diluted share, for the same period in 2006.  For the six months ended June 30, 2007, the Company reported a net loss of $6.3 million compared to net income of $0.7 million for the six months ended June 30, 2006.

Excluding the non-cash items described below, income (loss) from operations for the Standalone segment (as defined below) for the three months ended June 30, 2007 and June 30, 2006, was $0.3 million and $(0.1) million, respectively.  The reported loss from operations for the Standalone segment for the three months ended June 30, 2007 and June 30, 2006, was $13.8 million and $5.7 million, respectively, and included $14.1 million and $5.6 million, respectively, of non-cash costs associated with the mark-to-market of derivative instruments, the revaluation of the long-term shrink obligation, and non-cash compensation expense.

The Company will receive $8.8 million of distributions from its investment in MarkWest Energy Partners for the second quarter of 2007, which represents a 54 percent increase over $5.7 million of distributions received for the second quarter of 2006.  In part as a result of these increased distributions, the Company declared a quarterly cash dividend of $0.36 per share of common stock, for an implied annual rate of $1.44 per share, which is payable August 21, 2007, to shareholders of record as of August 9, 2007.  This quarterly cash dividend represents an increase of $0.04 per share, or 13 percent, over the cash dividend in the first quarter of 2007 and in increase of $0.12 per share, or 50 percent, over the cash dividend in the second quarter of 2006.

“We are pleased with our operating performance and consistent growth in cash dividends,” said Frank Semple, President and Chief Executive Officer. “Our financial performance in the first half of 2007 resulted from MarkWest Energy Partners’ distribution growth as well as consistent strong operating cash flow performance from our natural gas liquid marketing business.  Cash distributions from our investment in the Partnership were nearly $9 million for the second quarter, a substantial increase over the distributions for the second quarter of 2006, and the Partnership is well positioned for future distribution growth which will benefit the MarkWest Hydrocarbon shareholders.”

“The frac spread environment remains strong and we continue to take advantage of the forward markets to lock in favorable long-term frac spread margins through the first quarter of 2010.”

The Company reports its operations under two business segments, MarkWest Hydrocarbon Standalone (“Standalone”) and MarkWest Energy Partners (the “Partnership”).

The Standalone business segment consists of the Company’s natural gas liquid (“NGL”) marketing activities for NGL’s extracted primarily at MarkWest Energy Partners’ Siloam facility and the management of keep-whole contracts in Appalachia.

SECOND QUARTER 2007 HIGHLIGHTS

For the three months ended June 30, 2007, the Standalone segment reported a loss from operations of $13.8 million, compared to a loss from operations of $5.7 million for the same period in 2006.  The variance was primarily attributable to:

•                  The realized frac spread of $0.43 per gallon in the second quarter of 2007 versus $0.42 per gallon in the same period in 2006, combined with a reduction in facility expenses, resulted in a positive impact on segment operating income of $0.4 million.  As further described below, this positive impact was offset by the mark-to-market of derivative instruments, the revaluation of the long-term shrink obligation, and an increase in selling, general and administrative expenses.

•                  The Standalone segment reported a net unrealized loss of $11.0 million for the mark-to-market of derivative instruments and the revaluation of the long-term shrink obligation, both of which are non-cash items.  This compares to a net unrealized loss of $4.6 million for the same items in the second quarter of 2006, resulting in a negative quarter over quarter variance of $6.4 million.

•                  In addition, selling, general and administrative expense increased quarter over quarter by $2.3 million, of which $2.2 million is attributable to higher non-cash compensation expense.

For the Partnership segment, the Company’s share of net income attributable to the Partnership, net of the eliminating entry for non-controlling interest in net income of a consolidated subsidiary, was $2.8 million in the second quarter of 2007, down from $3.4 million in the second quarter of 2006. The decrease is primarily a result of higher non-cash costs associated with the mark-to-market of derivative instruments and non-cash compensation expense.  The Company will receive $8.8 million of distributions for the second quarter of 2007, which represents a 54 percent increase over $5.7 million of distributions received for the second quarter of 2006.

The Company will host a conference call and webcast on Tuesday, August 14, 2007, at 5:00 P.M. ET to review its second quarter 2007 financial results.  Interested parties can participate in the call by dialing (888) 324-4145, passcode “MarkWest”, approximately ten minutes prior to the scheduled start time.  A replay of the call will be available through Tuesday, August 21, 2007 by dialing (866) 393-0878, no passcode required.  To access the webcast, please visit the Investor Relations section of our website at www.markwest.com.

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MarkWest Hydrocarbon, Inc. (AMEX: MWP) controls and operates MarkWest Energy Partners, L.P. (NYSE: MWE), a publicly traded limited partnership engaged in the gathering, processing and transmission of natural gas; the transportation, fractionation and storage of natural gas liquids; and the gathering and transportation of crude oil. We also market natural gas and NGLs.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2006 as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement.

MarkWest Hydrocarbon, Inc.

Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006

Revenue:
Revenue	$176,893	$186,351	$352,290	$427,470
Derivative loss	(13,913)	(13,057)	(27,822)	(14,316)
Total revenue	162,980	173,294	324,468	413,154

Operating expenses:
Purchased product costs	109,507	116,523	213,714	298,151
Facility expenses	18,415	14,313	30,477	27,795
Selling, general and administrative expenses	18,820	13,061	39,535	24,437
Depreciation	9,325	7,778	17,499	15,156
Amortization of intangible assets	4,168	4,027	8,336	8,043
Accretion of asset retirement obligations	28	26	55	51
Total operating expenses	160,263	155,728	309,616	373,633

Income from operations	2,717	17,566	14,852	39,521

Other income (expense):
Earnings from unconsolidated affiliates	1,656	1,228	3,423	2,173
Interest income	1,124	436	3,520	842
Interest expense	(9,054)	(10,798)	(18,468)	(21,842)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(731)	(859)	(1,451)	(1,684)
Dividend income	217	109	339	215
Miscellaneous (expense) income	(534)	1,517	(1,406)	3,759
(Loss) income before non-controlling interest in net income of consolidated subsidiary and income taxes	(4,605)	9,199	809	22,984
Non-controlling interest in net income of consolidated subsidiary	(5,562)	(11,273)	(9,522)	(21,817)
(Loss) income before taxes	(10,167)	(2,074)	(8,713)	1,167
Provision for income tax benefit (expense)	2,895	(58)	2,398	(467)
Net (loss) income	$(7,272)	$(2,132)	$(6,315)	$700

Net (loss) income per share:
Basic	$(0.61)	$(0.18)	$(0.53)	$0.06
Diluted	$(0.61)	$(0.18)	$(0.53)	$0.06

Weighted average number of outstanding shares of common stock:
Basic	11,996	11,936	11,991	11,921
Diluted	11,996	11,936	11,991	12,046

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(Unaudited, in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended June 30, 2007:
Revenue:
Revenue	$52,159	$144,026	$(19,292)	$176,893
Derivative loss	(6,550)	(7,363)	—	(13,913)
Total revenue	45,609	136,663	(19,292)	162,980

Purchased product costs	48,706	74,213	(13,412)	109,507
Facility expenses	4,206	20,303	(6,094)	18,415
Selling, general and administrative expenses	6,345	12,475	—	18,820
Depreciation	198	9,127	—	9,325
Amortization of intangible assets	—	4,168	—	4,168
Accretion of asset retirement and lease obligations	—	28	—	28
(Loss) income from operations	(13,846)	16,349	214	2,717

Other income (expense):	—	—	—
Earnings from unconsolidated affiliates	—	1,656	—	1,656
Interest income	645	479	—	1,124
Interest expense	(63)	(8,991)	—	(9,054)
Amortization of deferred financing costs (a component of interest expense)	(70)	(661)	—	(731)
Dividend income	136	81	—	217
Miscellaneous expense	(2)	(532)	—	(534)
(Loss) income before non-controlling interest in net income of consolidated subsidiary and income taxes	(13,200)	8,381	214	(4,605)
Non-controlling interest in net income of consolidated subsidiary	—	—	(5,562)	(5,562)
Interest in net income of consolidated subsidiary	2,800	—	(2,800)	—
(Loss) income before taxes	(10,400)	8,381	(8,148)	(10,167)
Provision for income tax benefit (expense)	2,914	(106)	87	2,895
Net (loss) income	$(7,486)	$8,275	$(8,061)	$(7,272)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended June 30, 2006:
Revenue:
Revenue	$62,189	$142,041	$(17,879)	$186,351
Derivative loss	(6,156)	(6,901)	—	(13,057)
Total revenue	56,033	135,140	(17,879)	173,294

Purchased product costs	52,205	76,244	(11,926)	116,523
Facility expenses	5,106	15,160	(5,953)	14,313
Selling, general and administrative expenses	4,073	8,988	—	13,061
Depreciation	394	7,384	—	7,778
Amortization of intangible assets	—	4,027	—	4,027
Accretion of asset retirement and lease obligations	—	26	—	26
(Loss) income from operations	(5,745)	23,311	—	17,566

Other income (expense):
Earnings from unconsolidated affiliates	—	1,228	—	1,228
Interest income	177	259	—	436
Interest expense	(84)	(10,714)	—	(10,798)
Amortization of deferred financing costs (a component of interest expense)	(33)	(826)	—	(859)
Dividend income	109	—	—	109
Miscellaneous income	2	1,515	—	1,517
(Loss) income before non-controlling interest in net income of consolidated subsidiary and income taxes	(5,574)	14,773	—	9,199
Non-controlling interest in net income of consolidated subsidiary	—	—	(11,273)	(11,273)
Interest in net income of consolidated subsidiary	3,364	—	(3,364)	—
(Loss) income before taxes	(2,210)	14,773	(14,637)	(2,074)
Provision for income tax benefit (expense)	78	(679)	543	(58)
Net (loss) income	$(2,132)	$14,094	$(14,094)	$(2,132)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Six months ended June 30, 2007:
Revenue:
Revenue	$125,085	$265,572	$(38,367)	$352,290
Derivative loss	(13,530)	(14,292)	—	(27,822)
Total revenue	111,555	251,280	(38,367)	324,468

Purchased product costs	101,520	138,218	(26,024)	213,714
Facility expenses	9,775	33,259	(12,557)	30,477
Selling, general and administrative expenses	13,218	26,317	—	39,535
Depreciation	586	16,913	—	17,499
Amortization of intangible assets	—	8,336	—	8,336
Accretion of asset retirement and lease obligations	—	55	—	55
(Loss) income from operations	(13,544)	28,182	214	14,852

Other income (expense):
Earnings from unconsolidated affiliates	—	3,423	—	3,423
Interest income	1,121	2,399	—	3,520
Interest expense	(122)	(18,346)	—	(18,468)
Amortization of deferred financing costs (a component of interest expense)	(129)	(1,322)	—	(1,451)
Dividend income	258	81	—	339
Miscellaneous expense	(145)	(1,261)	—	(1,406)
(Loss) income before non-controlling interest in net income of consolidated subsidiary and income taxes	(12,561)	13,156	214	809
Non-controlling interest in net income of consolidated subsidiary	—	—	(9,522)	(9,522)
Interest in net income of consolidated subsidiary	3,612	—	(3,612)	—
(Loss) income before taxes	(8,949)	13,156	(12,920)	(8,713)
Provision for income tax benefit (expense)	2,420	(125)	103	2,398
Net (loss) income	$(6,529)	$13,031	$(12,817)	$(6,315)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Six months ended June 30, 2006:
Revenue:
Revenue	$164,281	$298,783	$(35,594)	$427,470
Derivative loss	(7,655)	(6,661)	—	(14,316)
Total revenue	156,626	292,122	(35,594)	413,154

Purchased product costs	144,527	177,205	(23,581)	298,151
Facility expenses	10,579	29,229	(12,013)	27,795
Selling, general and administrative expenses	7,111	17,326	—	24,437
Depreciation	599	14,557	—	15,156
Amortization of intangible assets	—	8,043	—	8,043
Accretion of asset retirement and lease obligations	—	51	—	51
(Loss) income from operations	(6,190)	45,711	—	39,521

Other income (expense):
Earnings from unconsolidated affiliates	—	2,173	—	2,173
Interest income	363	479	—	842
Interest expense	(152)	(21,690)	—	(21,842)
Amortization of deferred financing costs (a component of interest expense)	(50)	(1,634)	—	(1,684)
Dividend income	215	—	—	215
Miscellaneous income	152	3,607	—	3,759
(Loss) income before non-controlling interest in net income of consolidated subsidiary and income taxes	(5,662)	28,646	—	22,984
Non-controlling interest in net income of consolidated subsidiary	—	—	(21,817)	(21,817)
Interest in net income of consolidated subsidiary	6,693	—	(6,693)	—
Income (loss) before taxes	1,031	28,646	(28,510)	1,167
Provision for income tax (expense) benefit	(331)	(679)	543	(467)
Net income	$700	$27,967	$(27,967)	$700

MarkWest Hydrocarbon, Inc.

Segment Balance Sheet

(Unaudited, in thousands)

June 30, 2007	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
ASSETS
Current assets:
Cash and cash equivalents	$7,503	$32,406	$—	$39,909
Trading securities	15,806	—	—	15,806
Available for sale securities	9,170	—	—	9,170
Receivables	14,808	118,520	(6,880)	126,448
Inventories	33,492	2,853	—	36,345
Fair value of derivative instruments	2,009	1,514	—	3,523
Other current assets	19,710	6,574	—	26,284
Total current assets	102,498	161,867	(6,880)	257,485

Property, plant and equipment, net	4,450	703,862	—	708,312
Investment in and advances to other equity investee	—	61,474	—	61,474
Investment in consolidated subsidiaries	11,101	—	(11,101)	—
Fair value of derivative instruments	3,840	656	—	4,496
Deferred tax asset	4,000	—	—	4,000
Other long term assets	2,768	350,584	—	353,352
Total assets	$128,657	$1,278,443	$(17,981)	$1,389,119

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$28,096	$165,445	$(6,880)	$186,661
Fair value of derivative instruments	13,333	5,291	—	18,624
Deferred tax liability	732	—	—	732
Total current liabilities	42,161	170,736	(6,880)	206,017

Long-term debt	—	529,030	—	529,030
Deferred tax liability	476	769	(641)	604
Non-controlling interest in consolidated subsidiary	965	—	556,358	557,323
Fair value of derivative instruments	13,129	9,084	—	22,213
Other long-term liabilities	42,793	2,006	—	44,799
Total liabilities	99,524	711,625	548,837	1,359,986

Total stockholders’ equity	29,133	566,818	(566,818)	29,133
Total liabilities and stockholders’ equity	$128,657	$1,278,443	$(17,981)	$1,389,119

December 31, 2006	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
ASSETS
Current assets:
Cash and cash equivalents	$14,442	$34,402	$—	$48,844
Marketable securities	7,713	—	—	7,713
Receivables	16,940	90,780	(6,604)	101,116
Inventories	31,668	3,593	—	35,261
Fair value of derivative instruments	5,727	4,211	—	9,938
Other current assets	12,217	3,047	—	15,264
Total current assets	88,707	136,033	(6,604)	218,136

Property, plant and equipment, net	3,449	550,886	—	554,335
Investment in and advances to other equity investee	—	64,240	—	64,240
Investment in consolidated subsidiaries	12,683	—	(12,683)	—
Fair value of derivative instruments	35	2,759	—	2,794
Other long term assets	2,874	360,862	—	363,736
Total assets	$107,748	$1,114,780	$(19,287)	$1,203,241

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$19,370	$131,684	$(6,604)	$144,450
Fair value of derivative instruments	7,385	91	—	7,476
Deferred tax liability	180	—	—	180
Current portion of long term debt	—	—	—	—
Total current liabilities	26,935	131,775	(6,604)	152,106

Long-term debt	—	526,865	—	526,865
Deferred tax liability and FIN 48 liability	9,425	769	(641)	9,553
Non-controlling interest in consolidated subsidiary	965	—	440,607	441,572
Fair value of derivative instruments	98	1,362	—	1,460
Other long-term liabilities	28,836	1,360	—	30,196
Total liabilities	66,259	662,131	433,362	1,161,752

Total stockholders’ equity	41,489	452,649	(452,649)	41,489
Total liabilities and stockholders’ equity	$107,748	$1,114,780	$(19,287)	$1,203,241

MarkWest Hydrocarbon, Inc.

Operating Statistics

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
MarkWest Hydrocarbon Standalone:
Marketing
Hydrocarbon frac spread sales (gallons)	17,605,000	19,027,000	68,681,000	58,511,000
Maytown sales (gallons)	10,639,000	10,468,000	22,047,000	20,951,000
Total NGL product sales (gallons)(1)	28,244,000	29,495,000	90,728,000	79,462,000

Wholesale
NGL product sales (gallons)(2)	N/A	7,867,000	N/A	35,063,000

MarkWest Energy Partners:
East Texas:
Gathering systems throughput (Mcf/d)	407,000	375,000	404,000	360,000
NGL product sales (gallons)	44,486,000	40,461,000	86,274,000	75,897,000

Oklahoma :
Foss Lake gathering system throughput (Mcf/d)	103,700	84,500	99,400	86,100
Woodford gathering system throughput (Mcf/d) (3)	102,800	N/A	76,900	N/A
Grimes gathering system throughput (Mcf/d) (4)	11,200	N/A	11,900	N/A
Arapaho NGL product sales (gallons)	22,233,000	19,615,000	42,758,000	38,032,000

Other Southwest:
Appleby gathering system throughput (Mcf/d)	58,000	33,600	53,400	33,600
Other gathering systems throughput (Mcf/d)	9,600	21,900	13,000	20,500
Lateral throughput volumes (Mcf/d)	68,100	93,600	59,200	71,500

Appalachia:
Natural gas processed (Mcf/d)	196,000	197,000	199,000	201,000
NGLs fractionated (Gal/d)	442,000	450,000	455,000	450,000
NGL product sales (gallons)	10,639,000	10,468,000	22,047,000	20,951,000

Michigan:
Natural gas throughput (Mcf/d)	6,100	5,800	6,100	5,200
NGL product sales (gallons)	1,065,000	1,394,000	2,190,000	2,843,000
Crude oil transported (Bbl/d)	14,200	14,900	14,200	14,600

Gulf Coast:
Refinery off-gas processed (Mcf/d)	102,000	130,000	115,000	125,000
Liquids fractionated (Bbl/d)	24,100	26,900	24,500	25,900

(1) Represents sales at the Siloam fractionator.

(2) Represents sales from our wholesale business. In December 2006 the Company terminated its wholesale agreement.

(3) The Partnership began construction and operation of the Woodford gathering system in late 2006.

(4) The Partnership acquired the Grimes gathering system in December 2006.